SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 10, 2002

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)

(Exact name of Registrant as specified in its charter)

United States	333-53250	25-0659306

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-53250-01 (Commission File Number)	51-0015912 (IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-53250-02 (Commission File Number)	51-6522553 (IRS Employer ID Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as registrant

		By:	MICHAEL A. BRYSON Name: Michael A. Bryson Title: Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant

		By:	Mellon Bank, N.A., as administrator

		By:	MICHAEL A. BRYSON
Name: Michael A. Bryson Title: Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as registrant

		By:	MELLON BANK, N.A., as administrator

		By:	MICHAEL A. BRYSON
Name: Michael A. Bryson Title: Executive Vice President & Chief Financial Officer

Dated:	December 10, 2002

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders Statement	Filed herewith